                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant /X/

Filed by a party other than the registrant / /

Check the appropriate box:

/X/ Preliminary proxy statement             / / Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

/ / Definitive proxy statement

/ / Definitive additional materials

/ / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                        NUVEEN MULTISTATE TAX-FREE TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

/X/ No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

(5) Total fee paid:

--------------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

--------------------------------------------------------------------------------

(2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

(3) Filing party:

--------------------------------------------------------------------------------

(4) Date filed:

--------------------------------------------------------------------------------
                                                                     nuveen logo

November   , 1996

DEAR NUVEEN SHAREHOLDER:

As recently announced, The John Nuveen Company plans to acquire Flagship Resources Inc., a highly regarded sponsor of municipal bond funds. The purchase of Flagship will help Nuveen serve a broader set of investors' needs, providing a range of investment products and services for conservative investors and the financial advisers who serve them.

A special meeting of shareholders will be held Thursday, December 12, 1996, at 10:00 a.m., Chicago Time, in the 31st floor conference room of John Nuveen & Co. Incorporated, 333 W. Wacker Drive, Chicago, Illinois. At this meeting, you will be asked to vote on proposals to make certain changes to how your fund is organized and managed to facilitate the integration of the Nuveen and Flagship mutual fund families.

THE BOARD OF YOUR FUND HAS UNANIMOUSLY AGREED THAT THESE PROPOSALS ARE IN THE BEST INTEREST OF SHAREHOLDERS AND URGES YOU TO VOTE IN FAVOR OF THE PROPOSALS. THE INTEGRATION OF NUVEEN AND FLAGSHIP SHOULD LEAD TO THE FOLLOWING BENEFITS:

     - Increased fund administrative and operating efficiencies.

     - Access to a wider range of investment products.

     - Greater choices in the method for purchasing shares.

The enclosed proxy statement describes these proposals in greater detail.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.

We appreciate your continued support and confidence in Nuveen and our family of investments.

Very truly yours,
Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

NOTICE OF SPECIAL MEETING                                                     333 West Wacker Drive
OF SHAREHOLDERS -                                                             Chicago, Illinois
DECEMBER 12, 1996                                                             60606
                                                                              800-257-8787

NUVEEN MULTISTATE TAX-FREE TRUST
NUVEEN MARYLAND TAX-FREE VALUE FUND

NUVEEN MUNICIPAL BOND FUND
NUVEEN MUNICIPAL BOND FUND

NUVEEN TAX-FREE BOND FUND, INC.
NUVEEN MASSACHUSETTS TAX-FREE VALUE FUND

NUVEEN INSURED TAX-FREE BOND FUND, INC.
NUVEEN INSURED MUNICIPAL BOND FUND
NUVEEN MASSACHUSETTS INSURED TAX-FREE VALUE FUND
NUVEEN NEW YORK INSURED TAX-FREE VALUE FUND

NUVEEN CALIFORNIA TAX-FREE FUND, INC.
NUVEEN CALIFORNIA TAX-FREE VALUE FUND
NUVEEN CALIFORNIA INSURED TAX-FREE VALUE FUND
NUVEEN CALIFORNIA TAX-FREE MONEY MARKET FUND

TO THE SHAREHOLDERS:

Notice is hereby given that a Special Meeting of Shareholders of each of the above-referenced funds will be held in the 31st floor conference room of John Nuveen & Co. Incorporated, 333 West Wacker Drive, in Chicago, on Thursday, December 12, 1996 at 10:00 a.m., Central Time, for the following purposes:

1. To elect eight (8) Board Members to the Board of each Company.

2. To approve a change in the Fund's classification from "diversified" to "non-diversified" [For Maryland, Massachusetts and Massachusetts Insured only].

3. To approve proposed changes to the Fund's fundamental investment policies.

4. To approve an Agreement and Plan of Reorganization and the transactions contemplated thereby, the net effect of which would be to combine the Fund into a new series of a newly created investment company [For each Fund except California Money Fund].

5. To transact such other business as may properly come before the meeting.

Shareholders of record at the close of business on October 18, 1996 are entitled to notice of and to vote at the meeting.

James J. Wesolowski
Secretary

JOINT PROXY STATEMENT                                        333 West Wacker Drive
NOVEMBER       , 1996                                        Chicago, Illinois
                                                             60606
                                                             800-257-8787

NUVEEN MULTISTATE TAX-FREE TRUST
NUVEEN MARYLAND TAX-FREE VALUE FUND

NUVEEN MUNICIPAL BOND FUND
NUVEEN MUNICIPAL BOND FUND

NUVEEN TAX-FREE BOND FUND, INC.
NUVEEN MASSACHUSETTS TAX-FREE VALUE FUND

NUVEEN INSURED TAX-FREE BOND FUND, INC.
NUVEEN INSURED MUNICIPAL BOND FUND
NUVEEN MASSACHUSETTS INSURED TAX-FREE VALUE FUND
NUVEEN NEW YORK INSURED TAX-FREE VALUE FUND

NUVEEN CALIFORNIA TAX-FREE FUND, INC.
NUVEEN CALIFORNIA TAX-FREE VALUE FUND
NUVEEN CALIFORNIA INSURED TAX-FREE VALUE FUND
NUVEEN CALIFORNIA TAX-FREE MONEY MARKET FUND

GENERAL INFORMATION

This Joint Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors or Board of Trustees, as the case may be (each a "Board" and each director or trustee a "Board Member") of each of Nuveen Multistate Tax-Free Trust ("Multistate Trust," a "Trust" or a "Company"), a Massachusetts business trust, on behalf of its series designated Nuveen Maryland Tax-Free Value Fund ("Maryland" or a "Fund"); Nuveen Municipal Bond Fund ("Municipal Bond Trust," a "Trust" or a "Company"), a Massachusetts business trust, on behalf of its series designated Nuveen Municipal Bond Fund ("Municipal Bond Fund" or a "Fund"); Nuveen Tax-Free Bond Fund, Inc. ("Tax-Free Bond Fund," a "Corporation" or a "Company"), a Minnesota corporation, on behalf of its series designated Nuveen Massachusetts Tax-Free Value Fund ("Massachusetts" or a "Fund"); Nuveen Insured Tax-Free Bond Fund, Inc. ("Insured Tax-Free Bond Fund," a "Corporation" or a "Company"), a Minnesota corporation, on behalf of its series Nuveen Insured Municipal Bond Fund ("Insured Municipal Bond Fund" or a "Fund"), Nuveen Massachusetts Insured Tax-Free Value Fund ("Massachusetts Insured" or a "Fund") and Nuveen New York Insured Tax-Free Value Fund ("Insured New York" or a "Fund"); and Nuveen California Tax-Free Fund, Inc. ("California Tax-Free Fund," a "Corporation" or a "Company"), a Maryland corporation, on behalf of its series designated Nuveen California Tax-Free Value Fund ("California" or a "Fund"), Nuveen California Insured Tax-Free Value Fund ("California Insured" or a "Fund") and Nuveen California Tax-Free Money Market Fund ("California Money Fund" or a "Fund") to be voted at special meetings of shareholders of the Funds, to be held on Thursday, December 12, 1996, and at any and all adjournments thereof. This proxy statement was first mailed to
shareholders on or about November   , 1996.

The meetings are being called to consider a restructuring of the Funds. The restructuring is contemplated, in part, because of an Agreement and Plan of Merger dated as of July 16, 1996, pursuant to which The John Nuveen Company will acquire Flagship Resources, Inc. and its subsidiaries, Flagship Financial Inc. ("Flagship") and Flagship Funds Inc. (the "Acquisition" or the "Flagship Acquisition"). In anticipation of the Acquisition, a number of proposals are being submitted to shareholders of the Funds (and other mutual funds in the Flagship and Nuveen families), the net effect of which is to assimilate the Flagship and Nuveen mutual funds into the Nuveen family of mutual funds. These proposals are sometimes collectively referred to herein as the "Fund Restructuring." In order to effect the Fund Restructuring, the Board of each Fund is seeking shareholder approval of the following:

1. To elect eight (8) Board Members to the Board of each Company.

2. To approve a change in the Fund's classification from "diversified" to "non-diversified" [For Maryland, Massachusetts and Massachusetts Insured only].

3. To approve proposed changes to the Fund's fundamental investment policies.

4. To approve an Agreement and Plan of Reorganization and the transactions contemplated thereby, the net effect of which would be to combine each Fund into a new series of a newly created investment company [For each Fund except California Money Fund].

The following table indicates which Fund's shareholders are solicited to vote with respect to each item:

----------------------------------------------------------------------------------------------------------------
                                                   INSURED
                          MUNICIPAL               MUNICIPAL                 NEW                       CALIFORNIA
                            BOND                    BOND    MASSACHUSETTS   YORK            CALIFORNIA   MONEY
 ITEM           MARYLAND    FUND    MASSACHUSETTS    FUND      INSURED    INSURED CALIFORNIA  INSURED    FUND
----------------------------------------------------------------------------------------------------------------
 1) Election of X        X          X            X          X            X        X         X         X
    Board
    Members
----------------------------------------------------------------------------------------------------------------
 2)            X                    X                       X
  "Diversified"
    to "Non-
   Diversified"
----------------------------------------------------------------------------------------------------------------
 3) Changes in X         X          X            X          X            X        X         X
    Fundamental
    Policies
----------------------------------------------------------------------------------------------------------------
               X         X          X            X          X            X        X         X
 4) Reorganization
----------------------------------------------------------------------------------------------------------------

The transactions contemplated by the Fund Restructuring were presented to the Board of each Company for consideration. The Board of each Company concluded unanimously that each of the items comprising the Fund Restructuring is in the best interests of the Company, the respective Funds and the shareholders of the respective Funds.

The Board of each Company has fixed the close of business on October 18, 1996 as the record date (the "Record Date") for determining holders of the Funds' shares entitled to notice of and to vote at the meetings. Each shareholder will be entitled to one vote for each share held. At the close of business on the Record
Date, California Money Fund had        shares outstanding and, for the other
Funds, the following shares were outstanding:

------------------------------------------------------------------------------------------------------------
                               FUND                                      CLASS A       CLASS C       CLASS R
------------------------------------------------------------------------------------------------------------
Maryland
Municipal Bond Fund
Massachusetts
Insured Municipal Bond Fund
Massachusetts Insured
New York Insured
California
California Insured
------------------------------------------------------------------------------------------------------------

Shares of each Fund entitled to vote at a meeting that are represented by properly executed proxies will, unless such proxies have been revoked, be voted in accordance with the shareholders' instructions indicated on such proxies. If no contrary instructions are received, all such shares will be voted FOR the election of the persons who have been nominated as Board Members and FOR Items 2, 3, 4 and 5. Proxies solicited and signed in accordance with voting instructions given by telephone or electronically transmitted instruments may be counted if obtained pursuant to procedures designed to verify that such instructions have been authorized.

A quorum of shareholders of each Company is required to take action at its meeting. A majority of the shares entitled to vote at the meeting, represented in person or by proxy, will constitute a quorum of shareholders. Certain other series of Tax-Free Bond Fund and Multistate Trust will participate at the meeting; shareholders of those series are receiving separate proxy materials.

Votes cast by proxy or in person at each meeting will be tabulated by the inspector of election appointed for the meeting. The inspector of election will determine whether or not a quorum is present at that meeting. The inspector of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For purposes of determining the approval of the matters submitted to shareholders for a vote, abstentions and broker non-votes will (i) in the case of each Trust, have no effect on the election of board members, (ii) in the case of each Corporation, have the same effect as a vote against the election of board members and (iii) have the same effect as a vote against Items 2, 3, 4, and 5.

The details of each item to be voted upon by shareholders and the vote required for approval of each item are set forth under the description of each item below. Shareholders of a Fund who execute proxies may revoke them at an time before they are voted by filing with such Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the meeting and voting in person.

If, by the time scheduled for a meeting, a quorum of shareholders of a Company is not present or if a quorum is present but sufficient votes in favor of any of the items are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further soliciting of proxies from shareholders of the Company. Any such adjournment will require the affirmative vote of a majority of the shares of the Company (or Fund) present (in person or by proxy) at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interest of the shareholders.

ITEM 1. ELECTION OF BOARD OF MEMBERS

In order to conform the board memberships of the Nuveen family of mutual funds after the Acquisition, the eight (8) persons shown below have been nominated to each Company's Board. The nominees include the Company's current four disinterested Board Members, the Company's current two interested Board Members and two additional disinterested nominees (both of whom serve as disinterested members of the boards of mutual funds managed by Flagship).

The nominees, if elected, will take office upon the consummation of the Flagship Acquisition and their election and qualification is contingent upon consummation of the Acquisition. The term of each person elected as a Board Member will be from the date of the consummation of the Acquisition until the next meeting held for the purpose of electing Board Members and until his or her successor is elected and qualified. If the Acquisition is not consummated, the current Board Members of each Company will continue to serve as that Company's Board.

All of the nominees have consented to serve as Board Members. However, if any nominee is not available for election at the time of the meeting, the proxies may be voted for such other person(s) as shall be determined by the persons acting under the proxies in their discretion.

The following table shows each nominee who is standing for election and such nominee's age, principal occupation or employment during the past five years and other board memberships. The table also shows the year in which the nominee was first elected or appointed to the Board of each company, in addition to shareholdings in each Fund.

----------------------------------------------------------------------------------------------------------------
                                                                                                SHARES
                                                                                          BENEFICIALLY OWNED
                                                            YEAR FIRST BECAME                   AS OF
    NAME, AGE AND FIVE-YEAR BUSINESS EXPERIENCE              A BOARD MEMBER                JULY 31, 1996(1)
----------------------------------------------------------------------------------------------------------------
Robert P. Bremner (56)                                Nominee                                               None
Private investor and management consultant

William J. Schneider (52)                             Nominee                                               None
Senior partner, Miller-Valentine Partners, Vice
President, Miller-Valentine Realty, Inc.

Lawrence H. Brown (61)                                1993--All                       1,254--Municipal Bond Fund
Board Member of each Company; Retired in August 1989
as Senior Vice President of The Northern Trust
Company

*Anthony T. Dean (51)                                 1996--All                       1,160--Municipal Bond Fund
Board Member and President of each Company (since
July 1996); Director and (since July 1996) President
of The John Nuveen Company, John Nuveen & Co.
Incorporated, Nuveen Advisory Corp. and Nuveen
Institutional Advisory Corp.; prior thereto,
Executive Vice President of The John Nuveen Company,
John Nuveen & Co. Incorporated, Nuveen Advisory
Corp. and Nuveen Institutional Advisory Corp.

Anne E. Impellizzeri (63)                             1994--All                                             None
Board Member of each Company; President and Chief
Executive Officer of Blanton-Peale Institute (since
December 1990); prior thereto, Vice President of New
York City Partnership (from 1987 to 1990) and Vice
President of Metropolitan Life Insurance Company
(from 1980 to 1987)

Margaret K. Rosenheim (69)                            1982--Municipal Bond Trust      4,360--Municipal Bond Fund(2)
Board Member of each Company; Helen Ross Professor    1985--California Tax-Free
of Social Welfare Policy, School of Social Service    Fund
Administration, University of Chicago                 1986--Tax-Free Bond Fund,
                                                      Insured Tax-Free Bond Fund
                                                      1991--Multistate Trust

----------------------------------------------------------------------------------------------------------------
                                                                                                SHARES
                                                                                          BENEFICIALLY OWNED
                                                            YEAR FIRST BECAME                   AS OF
    NAME, AGE AND FIVE-YEAR BUSINESS EXPERIENCE              A BOARD MEMBER                JULY 31, 1996(1)
----------------------------------------------------------------------------------------------------------------
Peter R. Sawers (63)                                  1991--All                       2,947--Municipal Bond Fund
Board Member of each Company; Adjunct Professor of
Business and Economics, University of Dubuque, Iowa;
Adjunct Professor, Lake Forest Graduate School of
Management, Lake Forest, Illinois (since January
1992); prior thereto, Executive Director, Towers
Perrin Australia (management consultant); Chartered
Financial Analyst; Certified Management Consultant

*Timothy R. Schwertfeger (47)                         1994--All                           66,750--Municipal Bond(3)
Chairman (since July 1996) and Board Member (since                                                          Fund
July 1994) of each Company; Chairman (since July
1996) and Director of The John Nuveen Company, John
Nuveen & Co. Incorporated, Nuveen Advisory Corp. and
Nuveen Institutional Advisory Corp.; prior thereto
Executive Vice President of The John Nuveen Company,
John Nuveen & Co. Incorporated, Nuveen Advisory
Corp. and Nuveen Institutional Advisory Corp.
----------------------------------------------------------------------------------------------------------------

* Board Members who are or would be "interested persons" as defined in the Investment Company Act of 1940 (the "1940 Act").

(1) All shares shown are Class R shares, and in each case, are less than 1% of the outstanding.

(2) Includes 3,871 shares held jointly with M. Rosenheim's spouse.

(3) All shares shown are held jointly with T. Schwertfeger's spouse.

L. Brown, A. Dean, A. Impellizzeri, M. Rosenheim, P. Sawers and T. Schwertfeger serve as board members of 61 registered investment companies advised by Nuveen Advisory. In addition, A. Dean and T. Schwertfeger serve as board members of six registered investment companies advised by Nuveen Institutional Advisory Corp.
R. Bremner and W. Schneider serve as board members of two registered investment companies advised by Flagship.

A. Dean, M. Rosenheim and T. Schwertfeger currently serve as members of the executive committee of each Company's Board. The executive committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The executive committee of each Company (except Multistate Trust) held twelve meetings for the fiscal year ended February 29, 1996. The executive committee of Multistate Trust held twelve meetings for the fiscal year ended January 31, 1996. All the executive committee meetings for each Company were held for the sole purpose of declaring dividends.

Each Board has an audit committee composed of L. Brown, A. Impellizzeri, M. Rosenheim and P. Sawers, disinterested Board Members of the Company. The audit committee reviews the work and any recommendation of the Company's independent public auditors. Based on such review, it is authorized to make recommendations to the Board. The audit committee of each Company (except Multistate Trust) held two meetings for the fiscal year ended February 29, 1996. The audit committee of Multistate Trust held three meetings for the fiscal year ended January 31, 1996.

Nomination of those Board Members who are disinterested Board Members each Company is the responsibility of a nominating committee composed of the disinterested Board Members. It identifies and recommends individuals to be nominated for election as disinterested Board Members. The nominating committee, of each Company (except Multistate Trust) held one meeting for the fiscal year ended February 29, 1996. The nominating committee of Multistate Trust held one meeting for the fiscal year ended January 31, 1996. No policy or procedure has been established as to the recommendation of nominees by shareholders.

The Board of each Company (except Multistate Trust and Municipal Bond Trust) held six meetings for the fiscal year ended February 29, 1996. The Board of Municipal Bond Trust held seven meetings for the fiscal year ended February 29, 1996. The Board of Multistate Trust held five meetings for the fiscal year ended January 31, 1996. During the fiscal year, each Board Member attended 75% or more of the respective Company's Board meetings and the committee meetings (if a member thereof).

The interested Board Members serve without any compensation from each Company. The disinterested Board Members receive a $45,000 annual retainer for serving as a board member of all funds sponsored by John Nuveen & Co. Incorporated ("Nuveen") and managed by Nuveen Advisory Corp. ("Nuveen Advisory") and a $1,000 fee per day plus expenses for attendance at all meetings held on a day on which a regularly scheduled Board meeting is held, a $1,000 fee per day plus expenses for attendance in person or a $500 fee per day plus expenses for attendance by telephone at a meeting held on a day on which no regular Board meeting is held, and a $250 fee per day plus expenses for attendance in person or by telephone at a meeting of the executive committee. The annual retainer, fees and expenses are allocated among the funds managed by Nuveen Advisory on the basis of relative net asset sizes. Each Company has adopted a Directors' Deferred Compensation Plan pursuant to which a Board Member may elect to have all or a portion of the Board Member's fee deferred. Board Members may defer fees for any calendar year by the execution of a Participation Agreement prior to the beginning of the calendar year during which the Board Member wishes to begin deferral.

The table below shows, for each disinterested Board Member, the aggregate compensation paid or accrued by each Company (except Multistate Trust) for the fiscal year ended February 29, 1996 and for Multistate Trust for the fiscal year ended January 31, 1996 and the total compensation that all Nuveen Funds paid to each Board Member during the calendar year 1995.

AGGREGATE COMPENSATION FROM COMPANIES

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        TOTAL COMPENSATION
                                                                              INSURED     CALIFORNIA        FROM FUND
                                    MULTISTATE    MUNICIPAL     TAX-FREE     TAX-FREE      TAX-FREE      COMPLEX PAID TO
          BOARD MEMBER                TRUST       BOND TRUST    BOND FUND    BOND FUND       FUND         BOARD MEMBERS
--------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown                       $1,873         4,936        1,255        2,590         1,551               $55,500
Anne E. Impellizzeri                     1,873         4,936        1,255        2,590         1,551               $63,000
Margaret K. Rosenheim(1)                 1,971         6,072        1,378        3,130         1,894               $62,322(1)
Peter R. Sawers                          1,873         4,936        1,255        2,590         1,557               $55,500
--------------------------------------------------------------------------------------------------------------------------

(1) Includes interest accrued on deferred compensation from prior years of $290 for Municipal Bond Trust, $161 for Tax-Free Bond Fund, $178 for Insured Tax-Free Bond Fund, $189 for California Tax-Free Fund and $1,572 for Fund Complex.

OFFICERS. Information about the executive officers of each Company, with their ages and term of office indicated, is set forth below.

-------------------------------------------------------------------------------------------------------
                                                                          POSITIONS AND OFFICES WITH
NAME, AGE AND PRINCIPAL OCCUPATIONS                                       FUND
-------------------------------------------------------------------------------------------------------
William M. Fitzgerald (32)                                                Vice President (since 1996)
Vice President of Nuveen Advisory Corp. (since December 1995); prior thereto, Assistant Vice President (from September 1992 to December
1995) and Assistant Portfolio Manager (from June 1988 to September
1992) of Nuveen Advisory Corp., Chartered Financial Analyst.
Kathleen M. Flanagan (49)                                                 Vice President (since 1994)
Vice President of John Nuveen & Co. Incorporated and (since 1996) Vice
President of Nuveen Advisory Corp. and Nuveen Institutional Advisory
Corp.
J. Thomas Futrell (41)                                                    Vice President (since 1991)
Vice President of Nuveen Advisory Corp.; Chartered Financial Analyst.
Steven J. Krupa (38)                                                      Vice President (since 1990)
Vice President of Nuveen Advisory Corp.
Anna R. Kucinskis (50)                                                    Vice President (since 1991)
Vice President of John Nuveen & Co. Incorporated.
Larry W. Martin (45)                                                      Vice President (since 1993)
Vice President (since September 1992), Assistant Secretary and            and Assistant Secretary
Assistant General Counsel of John Nuveen & Co. Incorporated; Vice         (since 1987)
President (since May 1993) and Assistant Secretary of Nuveen Advisory
Corp.; Vice President (since May 1993) and Assistant Secretary (since
January 1992) of Nuveen Institutional Advisory Corp.; Assistant
Secretary (since February 1993) of The John Nuveen Company; Director of
Nuveen Duff & Phelps Investment Advisors (since January 1995).
O. Walter Renfftlen (57)                                                  Vice President and Controller
Vice President and Controller of The John Nuveen Company (since March     (since each Company's
1992), John Nuveen & Co. Incorporated, Nuveen Advisory Corp. and Nuveen   organization)
Institutional Advisory Corp.
Thomas C. Spalding, Jr. (45)                                              Vice President (since each
Vice President of Nuveen Advisory Corp. and Nuveen Institutional          Company's organization)
Advisory Corp.; Chartered Financial Analyst.
H. William Stabenow (62)                                                  Vice President & Treasurer
Vice President and Treasurer of The John Nuveen Company (since March      (since 1988)
1992), John Nuveen & Co. Incorporated, Nuveen Advisory Corp. and Nuveen
Institutional Advisory Corp. (since January 1992).
James J. Wesolowski (46)                                                  Vice President & Secretary
Vice President, General Counsel and Secretary of The John Nuveen          (since 1988)
Company (since March 1992), John Nuveen & Co. Incorporated, Nuveen
Advisory Corp. and Nuveen Institutional Corp.

----------------------------------------------------------------------------------------------------------
NAME, AGE AND PRINCIPAL OCCUPATIONS                                       POSITIONS AND OFFICES WITH FUND
----------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman (40)                                                 Vice President (since 1993) &
Vice President (since September 1992); Assistant Secretary and            Assistant Secretary (since
Assistant General Counsel of John Nuveen & Co. Incorporated; Vice         1988)
President (since May 1993) and Assistant Secretary of Nuveen Advisory
Corp.; Vice President (since May 1993) and Assistant Secretary (since
January 1992) of Nuveen Institutional Advisory Corp.; Assistant
Secretary of The John Nuveen Company (since May 1994).
---------------------------------------------------------------------------------------------------------

It is anticipated that, after completion of the Acquisition, each restructured Board will elect new officers who are expected to include persons affiliated with Nuveen and Flagship.

As of July 31, 1996, the Board Members and executive officers of each Company as a group beneficially owned the following shares: 125,236 Class R shares (less than 1%) of Municipal Bond Fund and 2,162 Class R shares (less than 1%) of Insured Municipal Bond Fund. As of July 31, 1996, no person is known to the Companies to have owned beneficially more than five percent of any class of any shares of the Fund, except as set forth on Annex B.

VOTES REQUIRED

On Proposal 1, all the series of each Company will vote in the aggregate, including, for Multistate Trust and Tax-Free Bond Fund, other series to which this Joint Proxy Statement does not relate. In the case of each Trust, election of Board Members requires an affirmative vote of a plurality of the shares of the Trust present and entitled to vote at the meeting. In the case of each Corporation, election of Board Members requires an affirmative vote of a majority of the shares of the Corporation present and entitled to vote at the meeting.

ITEM 2. CHANGE FROM "DIVERSIFIED" TO "NON-DIVERSIFIED" [FOR MARYLAND, MASSACHUSETTS AND MASSACHUSETTS INSURED ONLY]

The 1940 Act divides management investment companies into two types:
"diversified" and "non-diversified." A "diversified company" is a management company which meets the following requirements: At least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer. A "non-diversified company" is any management company other than a diversified company. THE THREE APPLICABLE FUNDS ARE CURRENTLY "DIVERSIFIED."

The Board of each of the applicable Companies believes that the requirements under the 1940 Act for diversified funds may, at times, hinder these Funds' ability to invest in attractive securities that are suitable for them, particularly given their size and their investment focus in states that may have a limited number of quality municipal issuers. Accordingly, each Board recommends that shareholders of each affected Fund vote to change such Fund from a "diversified" to a "non-diversified" fund. In connection with and as part of this change, the Board also recommends that shareholders of each such Fund eliminate the Fund's fundamental investment policy with respect to investing more than a specified percentage of its assets in the securities of any one issuer. That policy is as follows:

     "The Fund may not invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to securities of the United States government, its agencies and instrumentalities or to the investment of 25% of the Fund's assets."

Being "non-diversified," each Fund would be able to invest its assets in the securities of an issuer, subject only to the diversification requirements of Subchapter M of the Internal Revenue Code. This would allow the Fund, as to 50% of its total assets, to invest more than 5%, but not have more than 25%, in the securities of an individual issuer. Since the Fund would be able to invest a relatively higher percentage of its assets in the obligations of a limited number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than it currently is as a diversified fund.

VOTES REQUIRED

Approval of this change for a Fund requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities" as defined in the 1940 Act means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund.

ITEM 3. PROPOSED CHANGES IN FUNDAMENTAL INVESTMENT POLICIES [FOR EACH FUND EXCEPT CALIFORNIA MONEY FUND]

The Board of each of the Companies has proposed that a number of fundamental investment policies of each applicable Fund be amended. The primary purpose of this proposal is to revise the Funds' fundamental investment policies to conform them to those that are expected to become standard for all the municipal bond funds managed or to be managed by Nuveen Advisory (including the Flagship Funds) and to provide Nuveen Advisory with additional flexibility in managing the Funds' assets. Nuveen Advisory believes that increased standardization will help to promote operational efficiencies in part by making it easier for the contemplated assimilation of the Flagship and Nuveen mutual funds into combined prospectuses. In addition, standardization will facilitate the monitoring of compliance with the fundamental investment policies of the Funds.

Because each of proposed changes are designed to standardize the Funds' fundamental investment policies across the Nuveen complex, they are set forth as a single proposal. Below is a summary of each of the proposed changes. The actual policies for each Fund, as they are proposed to be changed, are set forth in Annex C.

AMT BONDS. Each Fund has a fundamental investment policy that it may invest up to 20% of its net assets in Municipal Obligations that pay interest subject to the federal alternative minimum tax ("AMT Bonds"). Under the proposal, the 20% limitation on AMT Bonds would be eliminated. This would allow each Fund to invest an unlimited amount in AMT Bonds, the interest on which is a specific tax preference item for purposes of computing the alternative minimum tax on corporations and individuals. If your tax liability is determined under the alternative minimum tax, you will be taxed on your share of the Fund's exempt-interest dividends that were paid from income earned on AMT Bonds. In addition, the alternative minimum taxable income for corporations is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be alternative minimum taxable income. Interest on all Municipal Obligations and therefore all distributions by the Fund that would otherwise be tax exempt is included in calculating a corporation's adjusted current earnings. Nuveen Advisory and the Boards believe that there are possible attractive investment opportunities from AMT Bonds and that the Funds should not be limited in quantity to their purchase of such securities.

INVESTMENT GRADE QUALITY RATINGS. Each of the Funds has differing fundamental policies setting forth the quality parameters requirements for the Fund's assets.

Maryland is limited to: Municipal Obligations rated investment grade or better by Moody's or S&P; unrated Municipal Obligations of investment grade quality in the opinion of Nuveen Advisory, limited to no more than 20% of the Fund's assets; and "temporary investments".

Municipal Bond Fund is limited to: Municipal Obligations rated investment grade or better by Moody's or S&P; unrated Municipal Obligations of investment grade quality in the opinion of Nuveen Advisory, limited to no more than 10% of the Fund's assets; and "temporary investments".

Massachusetts and California are each limited to: Municipal Obligations rated investment grade or better by Moody's or S&P; invested municipal obligations of investment grade quality in the opinion of Nuveen Advisory, with no fixed percentage limitations on these unrated Municipal Obligations; and temporary investments.

In addition to the requirement that they invest substantially all (at least 80%) of their assets in insured Municipal Obligations, each of Insured Municipal Bond Fund, Insured Massachusetts and Insured New York are limited to: Municipal Obligations rated investment grade or better by Moody's or S&P; and unrated Municipal Obligations of investment grade quality in the opinion of Nuveen Advisory, with no fixed percentage limitations on those unrated Municipal Obligations.

Under the proposal, Fitch Investments Service, Inc. ("Fitch") would be added to each Fund's policies for purposes of determining investment grade quality Municipal Obligations, and for Maryland and Municipal Bond Fund, the percentage limits on the amount of unrated investment grade quality Municipal Obligations that could be purchased would be eliminated. This would allow each Fund to rely on ratings from Fitch for purposes of determining whether a Municipal Obligation is investment grade quality, and, in the case of Maryland and Municipal Bond Fund, increase the permitted amount of unrated investment grade quality Municipal Obligations. Fitch is a nationally recognized statistical rating organization, with a particular emphasis on rating Municipal Obligations. As a consequence of the proposal, the Funds could invest an unlimited amount in Fitch-only investment grade securities and, in the case of Maryland and Municipal Bond Fund, may invest an unlimited amount in unrated Municipal Obligations that Nuveen Advisory believes are investment grade quality.

ILLIQUID SECURITIES. Each Fund's (except for Municipal Bond Fund's) current fundamental investment policy on purchasing "illiquid" securities is as follows:

     "The Fund may not invest more than 10% of its total assets in repurchase agreements maturing in more than seven days, "illiquid" securities (such as non-negotiable CDs) and securities without readily available market quotations."

Municipal Bond Fund's fundamental investment policy on purchasing "illiquid" securities is as follows:

     "The Fund may not invest more than 10% of its total assets in securities that the Fund is restricted from selling to the public without registration under the Securities Act of 1933."

Under the proposal, the fundamental limitation on illiquid securities would be eliminated, and it would be replaced with the following non-fundamental policy, which could be changed without a vote of the shareholders:

     "The Fund may not invest more than 15% of its net assets in "illiquid" securities."

This would conform each Fund's policy on illiquid securities to the current position of the Securities and Exchange Commission ("SEC"). In particular, current SEC guidelines provide that the usual limit on aggregate holdings by an open-end investment company of illiquid assets is 15% of its net assets. This limit stems from the SEC's concern that if a mutual fund holds a material percentage of its assets in securities or other assets for which there is no established market, there may be a question concerning the ability of the fund to make payment within seven days of the date its shares are rendered for redemption. In addition, by making each Fund's policy non-fundamental, a result of the proposal would be to allow the Fund to make future changes without shareholder approval. The Boards believes that this would enable the Funds to respond more quickly to legal, regulatory and market developments. Any changes to a Fund's illiquid securities limitations would, however, remain subject to applicable regulatory requirements.

UNSEASONED ISSUERS. Each Fund has a fundamental investment policy that it will not invest more than 5% of its total assets in securities of unseasoned issuers which, together with their predecessors, have been in operation for less than three years. Under the proposal, this restriction would be eliminated. The original purpose of this policy was to comply with state laws intended to limit the risks associated with investing in companies that have no proven long-term track record in business and whose prospectus are uncertain.

The Funds believe that this restriction no longer, or soon will no longer be, required by applicable state law. Moreover, Nuveen Advisory believes that this restriction was not intended to apply to municipal issuers (or other governmental issuers), but rather was intended to apply only to securities of non-governmental issuers such as common stock of operating companies. Accordingly, the restriction is proposed to be eliminated; however, to the extent any applicable state law would still require this or any similar restriction, the Funds intend to comply with such state law.

AVERAGE MATURITY. Each Fund has a fundamental investment policy that it intends to emphasize investments in Municipal Obligations with long-term maturities in order to maintain an average portfolio maturity of 20-30 years, but that the average portfolio maturity may be shortened from time to time in order to help limit the Fund's exposure to market risk. Under the proposal, the target maturity range would be changed from 20-30 years to 15-30 years, and the Fund's policy regarding maturities would be designated as non-fundamental. Although the Funds have no current intention to do so, the non-fundamental policy could be changed in response to regulatory, market, legal or other developments without further approval by shareholders.

TEMPORARY INVESTMENTS. Each Fund has a fundamental investment policy that it will not invest in securities other than "Municipal obligations" and "temporary investments," as those terms are defined in the prospectus. The prospectus defines temporary investments to include taxable temporary investments that are rated within the "highest" grade by Moody's or S&P. Under the proposal, Fitch would be added to each Fund's policies for purposes determining the quality level of taxable temporary investments and the category of taxable temporary investments would be expanded to include those that are rated within the two highest grades (as opposed to the "highest" grade) by Moody's, S&P or Fitch.

DIVERSIFICATION LIMIT (MUNICIPAL BOND FUND ONLY). Municipal Bond Fund has a fundamental investment policy regarding diversification that prohibits the Fund from investing more than 5% of its total assets in securities of any one issuer, except that this limitation does not apply to securities of the United States Government, its agencies and instrumentalities. Under the proposal, this policy would be revised to add a 25% "basket" (i.e., this limitation would also not apply to the investment of 25% of the investments).

Some states at one time prohibited a fund from registering shares for sale if the fund intended to invest more than 5% of total assets in a single issuer. The Fund's current fundamental policy was adopted to address these state regulations. Because the state regulations regarding these limitations have been eliminated, shareholder approval is sought to provide the Fund a limited ability to invest a higher proportion of its assets in securities issued by a single issuer.

Under the proposal, the Fund would be required to invest 75% of its total assets so that no more than 5% of its total assets would be invested in any one issuer. As to the remaining 25% of total assets, there would be no fundamental investment limitation on the amount of assets the Fund could invest in a single issuer's securities. This would permit the Fund for example, to invest 25% of its total assets in securities of one issuer or to invest 10% of the total assets in the securities of one issuer and 15% in securities of another issuer. The other Nuveen funds and the "diversified" Flagship funds all have this limited ability to concentrate their investments; the "non-diversified" funds have a greater ability to concentrate their investments, as described in Item 2 above.

The primary purpose of the proposal is to give the Fund greater investment flexibility by permitting it to acquire larger positions in the securities of individual issuers, and to bring this Fund's policies in line with those of the other "diversified" funds in the Nuveen Flagship fund family. Nuveen Advisory believes that this increased flexibility may provide opportunities to enhance the Fund's performance consistent with the Fund's stated investment objective. At the same time, investing a larger percentage of the Fund's assets in a single issuer's securities increases the Fund's exposure to credit and other risks associated with that issuer's financial conditions and business operations including risk of default on debt securities.

Nuveen Advisory will only invest more than 5% of the Fund's total assets in an issuer's securities when it believes the securities' potential return justifies accepting the risks involved.

SINGLE BANK LIMITS. Each Fund has a fundamental investment policy that it will not hold securities of a single bank, including securities backed by a letter of credit of such bank, if such holdings would exceed 10% of the total assets of the Fund. Under the proposal, this fundamental investment policy would be eliminated, and each Fund would be limited in its bank holdings solely by its policies with respect to diversification.

BORROWING (MUNICIPAL BOND FUND ONLY). Municipal Bond Fund has a fundamental investment policy that it will not borrow money, except for temporary or emergency purposes and not for investment purposes and then only in an amount not exceeding 5% of the value of the Fund's assets at the time of borrowing. Under the proposal, this borrowing limit would be increased to 10% generally and to one-third (33 1/3%) in order to meet redemption requests which might otherwise require the untimely disposition of securities.

While this proposal increases the ability of the Fund to borrow, it still limits borrowings to temporary or emergency purposes. In addition, under the proposal, while any such borrowings exceed 5% of the Fund's total assets, no additional purchases of investment securities could be made by the Fund. If, due to market fluctuations or other reasons, the value of the Fund's assets falls below 300% of its borrowings, the Fund would reduce its borrowings within 3 business days. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so. Finally, as a matter of clarification, the proposal excludes permitted borrowings from the definition of "senior securities" under the Fund's fundamental investment policy that prohibits the issuance of senior securities as defined in the 1940 Act.

FUTURES AND OPTIONS (MUNICIPAL BOND FUND ONLY). Municipal Bond Fund has fundamental investment policies that may prohibit the Fund from entering into futures and options transactions for hedging purposes. Specifically, the policies prohibit the Fund from (1) purchasing or selling commodities or commodity contracts, (2) writing or purchasing puts, calls, straddles, spreads or any combinations thereof, and (3) issuing senior securities as defined in the 1940 Act. Under the proposal, each of these policies would be amended to exclude from the general prohibitions transactions involving futures and/or options as they will be set forth in the Fund's Prospectus and Statement of Additional Information (and as set forth in Annex D). The Fund would be permitted to engage in certain futures and options transactions for hedging purposes only.

Although the Fund does not currently intend to enter into futures and options transactions, the Board believes that the Fund's current policies prohibiting these instruments unnecessarily restricts the Fund from taking advantage of potential risk management techniques that may be desirable at a later time.

The Board has determined that the ability to invest in these instruments would provide this Fund with additional means for seeking to hedge the value of its portfolio, i.e., attempting to reduce the overall level of investment risk that normally would be expected to be associated with the Fund's portfolio and to attempt to protect itself against market movements that might adversely affect the value of the Fund's securities or the price of securities that the Fund is considering purchasing. The other funds in the Nuveen and the Flagship fund families already have the ability to use futures and options for hedging purposes. The Board believes that the Fund would benefit from having the flexibility to purchase and sell futures and options, in addition to its other investments, in the same manner as the other Nuveen Flagship funds, and that the Fund's investments in these instruments would be consistent with the Fund's investment objective and policies. There can be no assurance, however, that the use of these instruments by the Fund will assist it in achieving its investment objective. A summary of the potential uses and risks of futures and options, and the strategies that may be employed by the Fund with respect to these instruments if this proposal is approved by shareholders, is set forth in Annex D attached hereto.

VOTES REQUIRED

Approval of the proposed changes in fundamental investment policies for a Fund requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities" as defined in the 1940 Act means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund.

ITEM 4. PROPOSED REORGANIZATION [FOR EACH FUND EXCEPT CALIFORNIA MONEY FUND]

The Board of each Company unanimously approved an Agreement and Plan of Reorganization (the "Reorganization Agreement") for each Fund (except California Money Fund) in the form attached hereto as Annex A. The Reorganization Agreement provides for the reorganization (the "Reorganization") of each Fund into a new series of a newly created Massachusetts business trust.

The purpose of the Reorganization is to assimilate the Fund into the Nuveen family of mutual funds in a structure that provides for a uniform set of charter documents, shareholder purchase options and shareholder account privileges. Nuveen Advisory believes that increased standardization of documents and operational policies will help to promote operational efficiencies, to allocate work flows and to allow for future change, which should benefit the Funds. The Board considered all material issues associated with the Reorganization and determined that the Reorganization is in the best interests of shareholders. The table below shows the structure of the Funds before and after the Reorganizations.

------------------------------------------------------------------------------------------------------
BEFORE                                                                     AFTER
------------------------------------------------------------------------------------------------------
NUVEEN MULTISTATE TAX-FREE TRUST                     NUVEEN FLAGSHIP MUNICIPAL TRUST
Nuveen Arizona Tax-Free Value Fund*                  Nuveen Flagship All-American Municipal Bond Fund
Nuveen Florida Tax-Free Value Fund*                  Nuveen Insured Municipal Bond Fund
Nuveen Maryland Tax-Free Value Fund                  Nuveen Flagship Intermediate Municipal Bond Fund
Nuveen Michigan Tax-Free Value Fund*                 Nuveen Flagship Limited Term Municipal Bond Fund
Nuveen New Jersey Tax-Free Value Fund*               Nuveen Municipal Bond Fund
Nuveen Pennsylvania Tax-Free Value Fund*
Nuveen Virginia Tax-Free Value Fund*                 NUVEEN FLAGSHIP MULTISTATE TRUST I
                                                     Nuveen Flagship Arizona Municipal Bond Fund
NUVEEN MUNICIPAL BOND FUND                           Nuveen Flagship Colorado Municipal Bond Fund
Nuveen Municipal Bond Fund                           Nuveen Flagship Florida Intermediate Municipal
                                                     Bond Fund
NUVEEN TAX-FREE BOND FUND, INC.                      Nuveen Flagship Florida Municipal Bond Fund
Nuveen Massachusetts Tax-Free Value Fund             Nuveen Maryland Municipal Bond Fund
Nuveen New York Tax-Free Value Fund*                 Nuveen Flagship New Mexico Municipal Bond Fund
Nuveen Ohio Tax-Free Value Fund*                     Nuveen Flagship Pennsylvania Municipal Bond Fund
                                                     Nuveen Flagship Virginia Municipal Bond Fund
NUVEEN INSURED TAX-FREE BOND FUND, INC.
Nuveen Insured Municipal Bond Fund
Nuveen Massachusetts Insured Tax-Free Value Fund     NUVEEN FLAGSHIP MULTISTATE TRUST II
Nuveen New York Insured Tax-Free Value Fund          Nuveen California Insured Municipal Bond Fund
                                                     Nuveen California Municipal Bond Fund
NUVEEN CALIFORNIA TAX-FREE FUND, INC.                Nuveen Flagship Connecticut Municipal Bond Fund
Nuveen California Tax-Free Value Fund                Nuveen Massachusetts Insured Municipal Bond Fund
Nuveen California Insured Tax-Free Value Fund        Nuveen Massachusetts Municipal Bond Fund
[Nuveen California Tax-Free Money Market Fund]**     Nuveen Flagship New Jersey Intermediate Municipal
                                                     Bond Fund
                                                     Nuveen Flagship New Jersey Municipal Bond Fund
                                                     Nuveen New York Insured Municipal Bond Fund
                                                     Nuveen Flagship New York Municipal Bond Fund

                                                     NUVEEN FLAGSHIP MULTISTATE TRUST III
                                                     Nuveen Flagship Alabama Municipal Bond Fund
                                                     Nuveen Flagship Georgia Municipal Bond Fund
                                                     Nuveen Flagship Louisiana Municipal Bond Fund
                                                     Nuveen Flagship North Carolina Municipal Bond
                                                     Fund
                                                     Nuveen Flagship South Carolina Municipal Bond
                                                     Fund
                                                     Nuveen Flagship Tennessee Municipal Bond Fund

                                                     NUVEEN FLAGSHIP MULTISTATE TRUST IV
                                                     Nuveen Flagship Kansas Municipal Bond Fund
                                                     Nuveen Flagship Kentucky Limited Term Municipal
                                                     Bond Fund
                                                     Nuveen Flagship Kentucky Municipal Bond Fund
                                                     Nuveen Flagship Michigan Municipal Bond Fund
                                                     Nuveen Flagship Missouri Municipal Bond Fund
                                                     Nuveen Flagship Ohio Municipal Bond Fund
                                                     Nuveen Flagship Wisconsin Municipal Bond Fund
------------------------------------------------------------------------------------------------------

 * Series to which this Joint Proxy Statement does not relate.

** The California Money Fund will not participate in the Reorganization, and will remain a series of the Nuveen California Tax-Free Fund, Inc.

Each Reorganization contemplates that the Fund will transfer all its assets to a series ("New Fund") of a newly created Massachusetts business trust (the "New Trust") and the liabilities of the Fund will be assumed by the New Fund and each shareholder of the Fund will receive for such shareholder's shares an equal number of shares (including any fractional share) of equal value of the New Fund.

If shareholders of a Fund do not approve the Reorganization, the Fund will continue in business as a series of its respective Company.

PROCEDURES FOR REORGANIZATION. In connection with the Reorganization, after the close of business on the date of effectiveness of the Reorganization (the "Effective Date") but prior to its completion, one share of each class of the New Fund will be issued to the Fund. The Fund, as the sole shareholder of each class of the New Fund, will then take the following actions:

     (1) approve a proposed new investment advisory agreement on behalf of the respective class of the New Fund on the same terms as the existing agreement;

     (2) approve a proposed new Rule 12b-1 Plan on behalf of the respective class of the New Fund, which is described in greater detail below; and

     (3) ratify the selection of Arthur Andersen LLP as auditors for the New Fund; and

     (4) ratify the election as board members of the New Trust of the same persons who are nominated as Board Members in Item 1 (if such persons are approved by shareholders).

Thereafter, on the Effective Date, the Fund will transfer all its assets to the New Fund and the New Fund will assume all the liabilities of the Fund and issue to each shareholder of the Fund shares of the same class of the New Fund in a number equal to the number of shares (including any fractional share) of the Fund then owned by such shareholder and having the same NAV per share as the NAV of the close on the Effective Date, in exchange for all the shares of that class of the Fund owned by the shareholder, and the Fund will then terminate. A shareholder of the Fund will therefore acquire the same pro rata interest in the New Fund as of the effective time of the Reorganization as the shareholder had in the Fund immediately prior to the Reorganization. The New Fund will then operate in the same manner and with the same investment objectives and policies of the Fund, giving effect to the results of the shareholder votes on the other items, including the change of fundamental investment policies.

Confirmations of the shares of the New Fund received in the Reorganization in exchange for shares of the Fund will not be issued to shareholders because the number and value of shares held by a shareholder will not be changed by the Reorganization.

It will not be necessary for a shareholder holding certificates of a Fund to exchange those certificates for new certificate representing shares of the New Fund following consummation of the Reorganization. Certificates for shares of a Fund issued prior to the Reorganization will represent shares of the New Fund after the Reorganization.

If approved by shareholders of the Fund, it is expected that the Reorganization will be made effective on January 31, 1997, but it may be effective at a different time.

PROPOSED NEW RULE 12B-1 PLAN. Rule 12b-1 under the 1940 Act (the "Rule") provides among other things, that an open-end investment company (mutual fund) may bear expenses of distributing its shares only pursuant to a plan (a "Rule 12b-1 Plan") adopted in accordance with the Rule. John Nuveen & Co. Incorporated, acting as principal underwriter and distributor for each Company, distributes the Funds' Class A Shares, Class C Shares and Class R Shares. The Class A Shares and the Class C Shares are currently subject to a Rule 12b-1 Plan. The Class R Shares are not currently subject to a Rule 12b-1 Plan.

As part of the Fund Restructuring, each Board approved the issuance of Class B Shares and a proposed new Rule 12b-1 Plan for Class A and Class C Shares. The proposed Rule 12b-1 Plan for the New Fund will be substantively the same for Class A and Class C shares as the existing plan with the exception that for both the Class A Shares and the Class C Shares the fees will be reduced and for the current Class C Shares the operation of the conversion feature will be modified. Specifically, under the current Rule 12b-1 Plan, the service fee is .25% for both Class A and Class C Shares; under the new Rule 12b-1 plan, the service fee will be .20%. In addition, Class C Shares currently have a .75% distribution fee; under the new Rule 12b-1 plan the distribution fee will be .55% for Class C Shares.

The table below shows the fees paid by each Fund to John Nuveen & Co. Incorporated for its Class C Shares, in the case of each Fund except Maryland, for the fiscal year ended February 29, 1996, and in the case of Maryland, for the fiscal year ended January 31, 1996 and the fees that would have been paid (pro forma) had the new Rule 12b-1 plan had been in effect during the same periods.

--------------------------------------------------------------------------------------------------------------------
                                                         CLASS A SHARES                               CLASS C SHARES
                             ------------------------------------------   ------------------------------------------
           FUND              AGGREGATE DOLLAR AMOUNT         PERCENTAGE   AGGREGATE DOLLAR AMOUNT         PERCENTAGE
--------------------------------------------------------------------------------------------------------------------
Maryland
  Current                                                         .25 %        A          $11,541              1.00 %
  Pro Forma                                                       .20                      8,656               .75
Municipal Bond Fund
  Current                                                         .25                      7,054              1.00
  Pro Forma                                                       .20                      5,291               .75
Massachusetts
  Current                                                         .25                      2,609              1.00
  Pro Forma                                                       .20                      1,957               .75
Insured Municipal Bond
  Fund
  Current                                                         .25                     44,298              1.00
  Pro Forma                                                       .20                     33,220               .75
Massachusetts Insured
  Current                                                         .25                      5,438              1.00
  Pro Forma                                                       .20                      4,078               .75
New York Insured
  Current                                                         .25                      8,893              1.00
  Pro Forma                                                       .20                      6,670               .75
California
  Current                                                         .25                      4,155              1.00
  Pro Forma                                                       .20                      3,116               .75
California Insured
  Current                                                         .25                      6,916              1.00
  Pro Forma                                                       .20                      5,187           .75
--------------------------------------------------------------------------------------------------------------------

Class C Shares currently convert automatically to Class A Shares six years after purchase. All such conversions are done at net asset value without the imposition of any sales load, fee, or other charge, so that the value of each shareholder's account immediately before conversion will be the same as the value of the account immediately after conversion. Class C Shares acquired through reinvestment of distributions convert into Class A Shares based on the date of the initial purchase to which such shares relate. The automatic conversion of Class C Shares to Class A Shares six years after purchase was designed to ensure that holders of Class C Shares would pay over the six-year period a distribution fee that is approximately the economic equivalent of the one-time, up-front sales charge paid by holders of Class A Shares on purchases of up to $50,000. Class C Shares that are converted to Class A Shares are no longer subject to an annual distribution fee, but remain subject to an annual service fee which is identical in amount for both Class C Shares and Class A Shares.

Under the proposed Rule 12b-1 Plan, Class C shareholders who purchased their shares prior to the Effective Date of the Reorganization will still retain the option to convert their shares to Class A Shares at the end of their six-year holding period on the same basis as described above, ALTHOUGH THE CONVERSION WILL NO LONGER OCCUR AUTOMATICALLY. SHAREHOLDERS WILL NEED TO EXERCISE THIS CONVERSION FEATURE BY SUBMITTING A REQUEST FOR CONVERSION TO THE FUND OR ITS TRANSFER AGENT AFTER THE SIX YEARS HAVE ELAPSED. Under the proposed Rule 12b-1 Plan, Class C shareholders who purchase their shares after the Reorganization will not have a conversion feature.

CERTAIN PROVISIONS IN THE NEW TRUST'S DECLARATION OF TRUST. Under Massachusetts law, shareholders of a New Fund could, under certain circumstances, be held personally liable for the obligations of that Fund. However, the New Trust's Declaration contains an express disclaimer of shareholder liability for acts or obligations of a New Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the New Trust or the trustees. The New Trust's Declaration further provides for indemnification out of the assets and property of the New Trust for all loss and expense of any shareholder held personally liable for the obligations of the New Trust. Thus, the risk of a shareholder incurring a loss due to shareholder liability is limited to circumstances in which the New Trust would be unable to meet its obligations. The New Trust believes that the likelihood of such circumstances is extremely remote.

The New Trust's Declaration provides that the obligations of the New Trust are not binding upon the trustees individually, but only upon the assets and property of the New Trust, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the New Trust's Declaration, however, protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

CERTAIN COMPARATIVE INFORMATION ABOUT THE NEW TRUSTS AND THE COMPANIES. Each New Trust and each Trust are organized as business trusts under the laws of the Commonwealth of Massachusetts. Tax-Free Bond Fund and Insured Tax-Free Bond Fund are organized as corporations under the laws of the State of Minnesota. California Tax-Free Fund is organized as a corporation under the laws of Maryland. The provisions of the Declaration of Trust of each New Trust are substantially similar to the provisions of the Declaration of Trust of each Trust; except that the Declarations provide, for the New Trust, that 30% of the outstanding shares constitutes a quorum at shareholders meetings, whereas for each Trust, that a majority of the outstanding shares is necessary for a quorum at shareholders meetings. The provisions of the Declaration of Trust of each New Trust are substantially similar to the provisions of the Articles of Incorporation of each Company; except the Declaration of the New Trust provides for removal of trustees for cause only by vote of 66 2/3% of the remaining trustees or shareholders, whereas a majority of shareholders of the Corporation can remove a director with or without cause; under the New Trust, 30% of the outstanding shares constitutes a quorum at shareholders meetings, whereas a majority of the outstanding shares of the Corporation is necessary for a quorum at shareholders meetings; under the New Trust, the Trust (or a series) can be terminated (i) by the trustees, upon notice to the shareholders, (ii) by a majority vote of shareholders when recommended by the trustees, or (iii) by 66 2/3% of the shareholders, whereas the Corporation (or a series thereof) may be terminated by action of a majority of the affected shareholders; under the Declaration of the New Trust, trustees may be elected by a plurality of votes cast when a quorum is present, whereas directors of the Corporation may only be elected by the vote of a majority of a quorum; the Declaration of the New Trust (other than the Article regarding Trustees which can only be amended by a 66 2/3% vote of shareholders) can be amended by vote of a majority of trustees and a majority of the shareholders, whereas an amendment to the Articles of the Corporation would require a 66 2/3% vote of the shareholders if the amendment would change material rights (such as preferences) with respect to shares, distributions or liquidation rights.

FEDERAL INCOME TAX CONSEQUENCES. It is anticipated that the transactions contemplated by the Reorganization will be tax-free for federal income tax purposes. Each Fund has received an opinion of Vedder, Price, Kaufman & Kammholz, that under the Internal Revenue Code of 1986 the reorganization of the Fund into the New Fund pursuant to the Reorganization will not give rise to the recognition of income, deductions, gain or loss for federal income tax purposes to the Fund, the Company, or the shareholders of the Fund. A shareholder's adjusted basis for tax purposes in shares of the New Fund after the Reorganization will be the same as his adjusted basis for tax purposes in the shares of the Fund immediately before the Reorganization. The holding period of the shares of the New Fund received by the shareholders of the Fund will include the holding period of shares of the Fund exchanged therefor, provided that at the time of the exchange the shares of the Fund were held as capital assets.

VOTES REQUIRED

Approval of the Reorganization for a Fund (other than Maryland and Municipal Bond Fund) requires the affirmative vote of [a majority of the shares outstanding] of the Fund. Approval of the Reorganization for each of Maryland and Municipal Bond Fund requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities" as defined in the 1940 Act means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund. Each Reorganization is contingent upon the shareholders of the applicable Company electing those persons who are nominated as Board Members in Item 1.

OTHER INFORMATION

NUVEEN ADVISORY

Nuveen Advisory is a wholly-owned subsidiary of Nuveen, located at 333 West Wacker Drive, Chicago, Illinois 60606, the oldest and largest investment banking firm specializing in the underwriting and distribution of tax-exempt securities. Nuveen, which maintains the largest research department of all investment banking firms devoted exclusively to municipal securities, has issued over $30 billion of tax-exempt unit trusts since 1961 and currently sponsors 82 management investment company portfolios (including the Funds) with approximately $31.5 billion in tax-exempt securities under management. Over 1,000,000 individuals have invested to date in Nuveen's tax-exempt funds and trusts. Founded in 1898, Nuveen is a majority-owned subsidiary of The John Nuveen Company, which, in turn, is approximately 78% owned by The St. Paul Companies, Inc., 385 Washington Street, St. Paul, Minnesota 55102, a management company of St. Paul, Minnesota, principally engaged in providing property-liability insurance through subsidiaries.

The names, addresses and principal occupations of the principal executive officers and the directors of Nuveen Advisory are as follows:

-------------------------------------------------------------------------------------------------------
                 NAME AND ADDRESS                                   PRINCIPAL OCCUPATION
-------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger                              Chairman of the Board and Director, The John
Chairman of the Board and Director (Principal        Nuveen Company and John Nuveen & Co. Incorporated
Executive Officer)
333 West Wacker Drive
Chicago, Illinois 60606

Anthony T. Dean                                      President and Director, The John Nuveen Company
President and Director                               and
333 West Wacker Drive                                John Nuveen & Co. Incorporated
Chicago, Illinois 60606

John P. Amboian                                      Executive Vice President, The John Nuveen Company
Executive Vice President                             and
333 West Wacker Drive                                John Nuveen & Co. Incorporated
Chicago, Illinois 60606
-------------------------------------------------------------------------------------------------------

GENERAL

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with solicitation of proxies will be paid by the Funds, including any additional solicitation made by letter, telephone or telegraph. In addition to solicitation by mail, certain officers and representatives of each Company, officers and employees of Nuveen and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone,
telegram or personally. In addition, the Funds have engaged           retained
to assist in the solicitation of proxies at a total estimated cost of $        .
A COPY OF EACH FUND'S ANNUAL REPORT AND ANY MORE RECENT SEMI-ANNUAL REPORT ARE AVAILABLE WITHOUT CHARGE UPON REQUEST BY WRITING TO THE FUND AT 333 WEST WACKER DRIVE, CHICAGO, ILLINOIS 60606 OR BY CALLING 1-800-257-8787.

PROPOSALS OF SHAREHOLDERS

The Companies are not required to hold annual shareholder meetings, but each will hold special meetings as required or deemed desirable. Since the Companies do not hold regular meetings of shareholders, the anticipated date of the next special shareholder meeting cannot be provided. Any shareholder proposal that may properly be included in the proxy solicitation material for a special shareholder meeting must be received by the applicable Company no later than four months prior to the date this Joint Proxy Statement is mailed to shareholders.

OTHER MATTERS TO COME BEFORE THE MEETING

The Boards are not aware of any matters that will be presented for action at the meetings other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote matters in accordance with their best judgment.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of each Board,

James J. Wesolowski
Secretary

ANNEX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

[Name of Company] (the "Company"), a [Massachusetts business trust, Minnesota corporation, Maryland corporation], on behalf of its series of shares designated
               (the "Fund") and [Name of New Trust] (the "New Trust"), a Massachusetts business trust, on behalf of its series of shares designated
               (the "New Fund"), agree upon the following plan of reorganization:

1. The Fund shall transfer to the New Fund all of the assets of the Fund (including the share(s) of the New Fund owned by the Fund, which shall be cancelled), in exchange for which the New Fund shall simultaneously assume all of the liabilities of the Fund, and shall issue directly to the shareholders of the Fund shares of the New Fund in a number and net asset value of each class equal to the aggregate number and net asset value of shares of such class (including fractional shares) of the Fund then outstanding, in a distribution in which each registered shareholder of the Fund shall receive shares of the New Fund in a number and net asset value of each class equal to the number and net asset value of shares (including any fractional share) of the Fund of such class then owned by the shareholder, in exchange for and cancellation of the shareholder's shares of the Fund.

2. The distribution to the shareholders of the Fund shall be accomplished by establishing an account on the share records of the New Fund in the name of each registered shareholder of the Fund, and crediting that account with a number of shares of each class the New Fund equal to the number of shares (including any fractional share) of the Fund of such class owned of record by the shareholder at the time of the distribution. Outstanding certificates representing shares of the fund shall thereafter represent an equal number of shares of the Series.

3. Promptly thereafter, the Fund shall be terminated.

4. The transaction in section 1 above shall occur on January 31, 1997 at p.m., Chicago time, at the offices of the New Trust, or at such other date, time or place as may be agreed upon by the parties.

5. This agreement may be amended at any time, and may be terminated at any time before the completion of the transaction in section 1, regardless of whether or not this agreement and plan of reorganization has been approved by the shareholders of the Fund, by agreement of the Company and the New Trust, provided that no amendment shall have a material adverse effect upon the interests of shareholders of the Fund. In any case, this agreement and plan of reorganization may be terminated by either the Company or the New Trust, if the transaction in section 1 has not occurred by the close of business on June 30, 1997.

6. [For Companies organized as Massachusetts business trusts only: A copy of the Company's Declaration of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby give that this instrument is executed on behalf of the trustees of the Company as the trustees of the Company and not individually and that the obligations under this instrument are not binding upon any of the trustees, officers or shareholders of the Company individually, but binding only upon the assets and property of the Fund.]

7. A copy of the New Trust's Declaration of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the New Trust as the Trustees of the New Trust and not individually and that the obligations under this instrument are not binding upon any of the Trustees, officers or shareholders of the New Trust individually, but binding only upon the assets and property of the New Fund.

8. At any time after the completion of the transaction in section 1, the Company acting through its officers, or if then dissolved through its last officers, shall execute and deliver to the New Trust, such additional instruments of transfer or other written assurances as the New Trust may reasonably request in order to vest in the New Trust, acting for the New Fund, title to the assets transferred by the Fund under this agreement.

9. This agreement shall be construed in accordance with applicable federal law and the laws of the State of Illinois, except as to the provisions of section[s 6 and] 7 hereof, which shall be construed in accordance with the laws of the Commonwealth of Massachusetts.

Dated                     , 1996

                                          [Name of Company]

                                          By:
                                          --------------------------------------
                                            Anthony T. Dean
                                            President

                                          [Name of New Trust]

                                          By:
                                          --------------------------------------
                                            Anthony T. Dean
                                            President

ANNEX B

HOLDERS OF MORE THAN 5% OF ANY CLASS OF THE FUND'S SHARES

ANNEX C

PROPOSED CHANGES IN FUNDAMENTAL POLICIES
(ADDITIONS UNDERLINED; DELETIONS STRICKEN; * * * INDICATES SKIPS IN TEXT OF POLICY)

                      NUVEEN MARYLAND TAX-FREE VALUE FUND

The Fund's investment assets will consist of:

     - Municipal Obligations rated investment grade at the time of purchase (Baa or BBB or better by Moody's Investors Service, Inc. ("Moody's") or, Standard and Poor's Corporation ("S&P") ) or Fitch Investments Service, Inc. ("Fitch"));

     - unrated Municipal Obligations of investment grade quality in the opinion of Nuveen Advisory, limited to no more than 20% of the Fund's net assets with no fixed percentage limitations on these unrated Municipal Obligations; and

     - temporary investments within the limitations and for the purposes described below.

Municipal Obligations rated Baa are considered by Moody's to be medium grade obligations which lack outstanding investment characteristics and in fact have speculative characteristics as well, while Municipal Obligations rated BBB are regarded by S&P as having an adequate capacity to pay principal and interest and Municipal Obligations rated BBB are regarded by Fitch to be investment grade and of satisfactory credit quality with an adequate capacity to pay principal and interest. The Fund may invest up to 20% of its net assets in Municipal Obligations that pay interest subject to the federal alternative minimum tax ("AMT Bonds"). The Fund intends to emphasize investments in Municipal Obligations with long-term maturities in order to maintain an average portfolio maturity of 20-30 years, but the average maturity may be shortened from time to time depending on market conditions in order to help limit the Fund's exposure to market risk. As a result, the Fund's portfolio at any given time may include both long-term and intermediate-term Municipal Obligations.

Under ordinary circumstances, the Fund will invest substantially all (at least 80%) of its net assets in its respective state's Municipal Obligations, and not more than 20% of its net assets in "temporary investments," described below, provided that temporary investments subject to regular federal income tax and AMT Bonds may not comprise more than 20% of the Fund's net assets. For defensive purposes, however, in order to limit the exposure of its portfolio to market risk from temporary imbalances of supply and demand or other temporary circumstances affecting the municipal market, the Fund may invest without limit in temporary investments. The Fund will not be in a position to achieve its investments objective of tax-exempt income to the extent it invests in taxable temporary investments.

The foregoing investment policies are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the shares of the Fund.

The Fund intends to emphasize investments in Municipal Obligations with long-term maturities in order to maintain an average portfolio maturity of 15-30 years, but the average maturity may be shortened from time to time depending on market conditions in order to help limit the Fund's exposure to market risk. As a result, the Fund's portfolio at any given time may include both long-term and intermediate-term Municipal Obligations.

                             * * * * * * * * * * *

As described above, the Fund under ordinary circumstances may invest up to 20% of its net assets in "temporary investments," but may invest without limit in temporary investments during temporary defensive periods. The Fund will seek to make temporary investments in short-term securities the interest on which is exempt from regular federal income tax, but may be subject to state income tax in the Fund's respective state. If suitable federally tax-exempt temporary investments are not available at reasonable prices and yields, the Fund may make temporary investments in taxable securities whose interest is subject to both state and federal income tax. The Fund will invest only in those taxable temporary investments that are either U.S. Government securities or are rated within the two highest grade grades by Moody's or, S&P or Fitch, and mature within one year from the date of purchase or carry a variable or floating rate of interest. See the Statement of Additional Information for further information about the temporary investments in which the Fund may invest.

                             * * * * * * * * * * *

The Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of the Fund:

                             * * * * * * * * * * *

     (12) Invest more than 5% of its total assets in securities of unseasoned issuers which, together with their predecessors, have been in operation for less than three years;

                             * * * * * * * * * * *

     (14) Invest more than 10% of its total assets in repurchase agreements maturing in more than seven days, "illiquid" securities (such as non-negotiable CDs) and securities without readily available market quotations;

                             * * * * * * * * * * *

It is a fundamental policy of the Fund, which cannot be changed without the approval of the holders of a majority of shares of such Fund, that the Fund will not hold securities of a single bank, including securities backed by a letter of credit of such bank, if such holdings would exceed 10% of the total assets of such Fund.

                             * * * * * * * * * * *

                           NUVEEN MUNICIPAL BOND FUND

The Fund's investment assets will consist of:

     - Municipal Obligations rated investment grade at the time of purchase (Baa or BBB or better by Moody's Investors Service, Inc. ("Moody's") or, Standard and Poor's Corporation ("S&P")) or Fitch Investments Service, Inc. ("Fitch"));

     - unrated Municipal Obligations of investment grade quality in the opinion of Nuveen Advisory, limited to no more than 10% of the Fund's net assets with no fixed percentage limitations on these unrated Municipal Obligations; and

     - temporary investments within the limitations and for the purposes described below.

Municipal Obligations rated Baa are considered by Moody's to be medium grade obligations which lack outstanding investment characteristics and in fact have speculative characteristics as well, while Municipal Obligations rated BBB are regarded by S&P as having an adequate capacity to pay principal and interest and Municipal Obligations rated BBB are regarded by Fitch to be investment grade and of satisfactory credit quality with an adequate capacity to pay principal and interest. Although the Fund to date has not done so and has no present intention of doing so, the Fund may invest up to 20% of its net assets in Municipal Obligations that pay interest subject to the federal alternative minimum tax ("AMT Bonds"). The Fund intends to emphasize investments in Municipal Obligations with long-term maturities in order to maintain an average portfolio maturity of 20-30 years, but the average maturity may be shortened from time to time depending on market conditions in order to help limit the Fund's exposure to market risk. As a result, the Fund's portfolio at any given time may include both long-term and intermediate-term Municipal Obligations.

Under ordinary circumstances, the Fund will invest substantially all (at least 80%) of its net assets in Municipal Obligations, and not more than 20% of its net assets in "temporary investments," described below, provided that temporary investments subject to regular federal income tax and AMT Bonds may not comprise more than 20% of the Fund's net assets. For defensive purposes, however, in order to limit the exposure of its portfolio to market risk from temporary imbalances of supply and demand or other temporary circumstances affecting the municipal market, the Fund may invest without limit in temporary investments. The Fund will not be in a position to achieve its investment objective of tax-exempt income to the extent it invests in taxable temporary investments.

The foregoing investment policies are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the shares of the Fund.

The Fund intends to emphasize investments in Municipal Obligations with long-term maturities in order to maintain an average portfolio maturity of 15-30 years, but the average maturity may be shortened from time to time depending on market conditions in order to help limit the Fund's exposure to market risk. As a result, the Fund's portfolio at any given time may include both long-term and intermediate-term Municipal Obligations.

                             * * * * * * * * * * *

As described above, the Fund under ordinary circumstances may invest up to 20% of its net assets in "temporary investments," but may invest without limit in temporary investments during temporary defensive periods. The Fund will seek to make temporary investments in short-term securities the interest on which is exempt from regular federal income tax, but may be subject to state income tax. If suitable tax-exempt temporary investments are not available at reasonable prices and yields, the Fund may make temporary investments in taxable securities. The Fund will invest only in those taxable temporary investments that are either U.S. Government securities or are rated within the two highest grade grades by Moody's or, S&P or Fitch, and mature within one year from the date of purchase or carry a variable or floating rate of interest. See the Statement of Additional Information for further information about the temporary investments in which the Fund may invest.

                             * * * * * * * * * * *

The Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of the Fund:

                             * * * * * * * * * * *

      (2) Invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to securities of the United States Government, its agencies and instrumentalities or to the investment of 25% of the Fund's assets;

      (3) Borrow money, except for temporary or emergency purposes and not for investment purposes and then only in an amount not exceeding 5%(a) 10% of the value of the Fund's total assets at the time of borrowing or
          (b) one-third of the value of the Fund's total assets, including the amount borrowed, in order to meet redemption requests which might otherwise require the untimely disposition of securities;

                             * * * * * * * * * * *

      (5) Issue senior securities as defined in the Investment Company Act of 1940, except with respect to transactions involving futures and/or options within the limits described in this Prospectus and this Statement of Additional Information;

                             * * * * * * * * * * *

      (8) Purchase or sell commodities or commodities contracts or oil, gas or other mineral exploration or development programs, except with respect to transactions involving futures and/or options within the limits described in this Prospectus and this Statement of Additional Information;

                             * * * * * * * * * * *

     (11) Write or purchase puts, calls, straddles, spreads or any combination thereof, except with respect to transactions involving futures and/or options within the limits described in this Prospectus and this Statement of Additional Information; or;

     (12) Invest more than 5% of its total assets in securities of unseasoned issuers which, together with their predecessors, have been in operation for less than three years;

     (13) Invest more than 10% of its total assets in securities that the Fund is restricted from selling to the public without registration under the Securities Act of 1933; or

                             * * * * * * * * * * *

It is a fundamental policy of the Fund, which cannot be changed without the approval of the holders of a majority of shares, that the Fund will not hold securities of a single bank, including securities backed by a letter of credit of such bank, if such holdings would exceed 10% of the total assets of the Fund.

                             * * * * * * * * * * *

With respect to temporary investments, in addition to the foregoing limitations, the Fund will not purchase securities (other than securities of the U.S. Government, its agencies and instrumentalities) if, as a result of such purchase, more than 25% of the Fund's total assets would be invested in any one industry. nor enter into a repurchase agreement if, as a result thereof, more than 10% of its assets would be subject to repurchase agreements maturing in more than seven days.

                             * * * * * * * * * * *

                    NUVEEN MASSACHUSETTS TAX-FREE VALUE FUND

The Fund's investment assets will consist of:

     - Municipal Obligations rated investment grade at the time of purchase (Baa or BBB or better by Moody's Investors Service, Inc. ("Moody's") or, Standard and Poor's Corporation ("S&P")) or Fitch Investments Service, Inc. ("Fitch"));

     - unrated Municipal Obligations of investment grade quality in the opinion of Nuveen Advisory, with no fixed percentage limitations on these unrated Municipal Obligations; and

     - temporary investments within the limitations and for the purposes described below.

Municipal Obligations rated Baa are considered by Moody's to be medium grade obligations which lack outstanding investment characteristics and in fact have speculative characteristics as well, while Municipal Obligations rated BBB are regarded by S&P as having an adequate capacity to pay principal and interest and
                                                                             ---
Municipal Obligations rated BBB are regarded by Fitch to be investment grade and
--------------------------------------------------------------------------------
of satisfactory credit quality with an adequate capacity to pay principal and
-----------------------------------------------------------------------------
interest. The Fund may invest [up to 20% of its net assets] in Municipal
--------
Obligations that pay interest subject to the federal alternative minimum tax ("AMT Bonds"). [The Fund intends to emphasize investments in Municipal Obligations with long-term maturities in order to maintain an average portfolio maturity of 20-30 years, but the average maturity may be shortened from time to time depending on market conditions in order to help limit the Fund's exposure to market risk. As a result, the Fund's portfolio at any given time may include both long-term and intermediate-term Municipal Obligations.]

Under ordinary circumstances, the Fund will invest substantially all (at least 80%) of its net assets in its respective state's Municipal Obligations, and not more than 20% of its net assets in "temporary investments," described below, provided that temporary investments subject to regular federal income tax [and AMT Bonds] may not comprise more than 20% of the Fund's net assets. For defensive purposes, however, in order to limit the exposure of its portfolio to market risk from temporary imbalances of supply and demand or other temporary circumstances affecting the municipal market, the Fund may invest without limit in temporary investments. The Fund will not be in a position to achieve its investment objective of tax-exempt income to the extent it invests in taxable temporary investments.

The foregoing investment policies are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the shares of the Fund.

[The Fund intends to emphasize investments in Municipal Obligations with long-term maturities in order to maintain an average portfolio maturity of 15-30 years, but the average maturity may be shortened from time to time depending on market conditions in order to help limit the Fund's exposure to market risk. As a result, the Fund's portfolio at any given time may include both long-term and intermediate-term Municipal Obligations.]

                             * * * * * * * * * * *

As described above, the Fund under ordinary circumstances may invest up to 20% of its net assets in "temporary investments," but may invest without limit in temporary investments during temporary defensive periods. The Fund will seek to make temporary investments in short-term securities the interest on which is exempt from regular federal income tax, but may be subject to state income tax in the Fund's respective state. If suitable federally tax-exempt temporary investments are not available at reasonable prices and yields, the Fund may make temporary investments in taxable securities whose interest is subject to both state and federal income tax. The Fund will invest only in those taxable temporary investments that are either U.S. Government securities or are rated within the two highest [grade] grades by Moody's [or], S&P or Fitch, and mature
           ---                 ------                -     --------
within one year from the date of purchase or carry a variable or floating rate of interest. See the Statement of Additional Information for further information about the temporary investments in which the Fund may invest.

                             * * * * * * * * * * *

The Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of the Fund:

                             * * * * * * * * * * *

     (12) [Invest more than 5% of its total assets in securities of unseasoned issuers which, together with their predecessors, have been in operation for less than three years;]

                             * * * * * * * * * * *

    [(14) Invest more than 10% of its total assets in repurchase agreements maturing in more than seven days, "illiquid" securities (such as non-negotiable CDs) and securities without readily available market quotations;]

                             * * * * * * * * * * *

        [It is a fundamental policy of the Fund, which cannot be changed without the approval of the holders of a majority of shares of such Fund, that the Fund will not hold securities of a single bank, including securities backed by a letter of credit of such bank, if such holdings would exceed 10% of the total assets of such Fund.]

                             * * * * * * * * * * *

                       NUVEEN INSURED MUNICIPAL BOND FUND
                NUVEEN MASSACHUSETTS INSURED TAX-FREE VALUE FUND
                  NUVEEN NEW YORK INSURED TAX-FREE VALUE FUND

Under ordinary circumstances, each Fund will invest (1) substantially all (at least 80%) of its net assets in Municipal Obligations which are either covered by insurance guaranteeing the timely payment of principal and interest or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest, and (2) not more than 20% of its net assets in "temporary investments," within the limitations and for the purposes described below, provided that temporary investments subject to regular federal income tax and Municipal Obligations that pay interest subject to the federal alternative minimum tax ("AMT Bonds") may not comprise more than 20% of each Fund's net assets.

Each Fund may only invest in Municipal Obligations rated investment-grade at the time of purchase (Baa or BBB or better) by Moody's Investors Service, Inc. ("Moody's") or, Standard and Poor's Corporation ("S&P") or Fitch Investments Service, Inc. ("Fitch"), or in unrated Municipal Obligations of investment grade quality in the opinion of Nuveen Advisory, with no fixed percentage limitations on these unrated securities. Municipal Obligations rated Baa are considered by Moody's to be medium grade obligations which lack outstanding investment characteristics and in fact have speculative characteristics as well, while Municipal Obligations rated BBB are regarded by S&P as having an adequate capacity to pay principal and interest and Municipal Obligations rated BBB are regarded by Fitch to be investment grade and of satisfactory credit quality with an adequate capacity to pay principal and interest. The Funds may invest up to 20% of their net assets in Municipal Obligations that pay interest subject to the federal alternative minimum tax ("AMT Bonds"), although the National Fund to date has not done so and has no present intention of doing so. All of the Funds intend to emphasize investments in Municipal Obligations with long-term maturities in order to maintain an average portfolio maturity of 20-30 years, but the average maturity may be shortened from time to time depending on market conditions in order to help limit each Fund's exposure to market risk. As a result, each Fund's portfolio at any given time may include both long-term and intermediate-term Municipal Obligations.

The foregoing investment policies are fundamental policies of each Fund and may not be changed without the approval of the holders of a majority of the shares of that Fund.

All of the Funds intend to emphasize investments in Municipal Obligations with long-term maturities in order to maintain an average portfolio maturity of 15-30 years, but the average maturity may be shortened from time to time depending on market conditions in order to help limit each Fund's exposure to market risk. As a result, each Fund's portfolio at any given time may include both long-term and intermediate-term Municipal Obligations.

                             * * * * * * * * * * *

As described above, each Fund under ordinary circumstances may invest up to 20% of its net assets in "temporary investments," but may invest without limit in temporary investments during temporary defensive periods in order to limit the exposure of its portfolio to market risk from temporary imbalances of supply and demand or other temporary circumstances affecting the municipal market. Each Fund will seek to make temporary investments in short-term securities the interest on which is exempt from regular federal income tax, but may be subject to state income tax in a Fund's respective state. If suitable federally tax-exempt temporary investments are not available at reasonable prices and yields, a Fund may make temporary investments in taxable securities whose interest is subject to both state and federal income taxes. A Fund will invest only in those taxable temporary investments that are either U.S. Government securities or are rated within the two highest grade grades by Moody's or, S&P or Fitch, and mature within one year from the date of purchase or carry a variable or floating rate of interest. A Fund will not be in a position to achieve its investment objective of tax-exempt income to the extent it invests in taxable temporary investments. See the Statement of Additional Information for further information about the temporary investments in which the Funds may invest.

                             * * * * * * * * * * *

Each of the Funds, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of that Fund:

                             * * * * * * * * * * *

     (12) Invest more than 5% of its total assets in securities of unseasoned issuers which, together with their predecessors, have been in operation for less than three years;

                             * * * * * * * * * * *

     (14) Invest more than 10% of its total assets in repurchase agreements maturing in more than seven days, "illiquid" securities (such as non-negotiable CDs) and securities without readily available market quotations;

                             * * * * * * * * * * *

It is a fundamental policy of each Fund, which cannot be changed without the approval of the holders of a majority of shares of such Fund, that a Fund will not hold securities of a single bank, including securities backed by a letter of credit of such bank, if such holdings would exceed 10% of the total assets of such Fund.

                             * * * * * * * * * * *

                     NUVEEN CALIFORNIA TAX-FREE VALUE FUND
                 NUVEEN CALIFORNIA INSURED TAX-FREE VALUE FUND

The California Fund's investment assets will consist of:

     - California Municipal Obligations rated investment grade at the time of purchase (Baa or BBB or better) by Moody's Investors Service, Inc. ("Moody's") [or], Standard and Poor's Corporation ("S&P") or Fitch
                        -                                         --------
        Investments Service, Inc. ("Fitch");
        -----------------------------------

     - unrated California Municipal Obligations of investment grade quality in the opinion of Nuveen Advisory, with no fixed percentage limitations on these unrated Municipal Obligations; and

     - temporary investments, within the limitations and for the purposes described below.

Municipal Obligations rated Baa are considered by Moody's to be medium grade obligations which lack outstanding investment characteristics and in fact have speculative characteristics as well, [while] Municipal Obligations rated BBB are regarded by S&P as having an adequate capacity to pay principal and interest and
                                                                             ---
Municipal Obligations rated BBB are regarded by Fitch to be investment grade and
--------------------------------------------------------------------------------
of satisfactory credit quality with an adequate capacity to pay principal and
-----------------------------------------------------------------------------
interest. The California Fund may invest [up to 20% of its net assets] in
--------
Municipal Obligations that pay interest subject to the federal alternative minimum tax ("AMT Bonds"). [The California Fund intends to emphasize investments in Municipal Obligations with long-term maturities in order to maintain an average portfolio maturity of 20-30 years, but the average maturity may be shortened from time to time depending on market conditions in order to help limit the California Fund's exposure to market risk. As a result, the California Fund's portfolio at any given time may include both long-term and intermediate-term Municipal Obligations.]

Under ordinary circumstances, the California Fund will invest substantially all (at least 80%) of its net assets in California Municipal Obligations, and not more than 20% of its net assets in "temporary investments," described below, provided that temporary investments subject to regular federal income tax [and AMT Bonds] may not comprise more than 20% of the California Fund's net assets.

Under ordinary circumstances, the California Insured Fund will invest (1) substantially all (at least 80%) of its net assets in California Municipal Obligations which are either covered by insurance guaranteeing the timely payment of principal and interest or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest and which meet the investment criteria of the California Fund, and (2) not more than 20% of its net assets in "temporary investments," within the limitations and for the purposes described below, provided that temporary investments subject to regular federal income tax [and AMT Bonds] may not comprise more than 20% of the California Insured Fund's net assets. The California Insured Fund will pursue the same investment policies as the California Fund with respect to AMT Bonds and the average maturity of its portfolio.

The foregoing investment policies are fundamental policies of each Fund and may not be changed without the approval of the holders of a majority of the shares of that Fund.

[The California Fund intends to emphasize investments in Municipal Obligations with long-term maturities in order to maintain an average portfolio maturity of 15-30 years, but the average maturity may be shortened from time to time depending on market conditions in order to help limit the California Fund's exposure to market risk. As a result, the California Fund's portfolio at any given time may include both long-term and intermediate-term Municipal Obligations.]

                             * * * * * * * * * * *

As described above, each Fund under ordinary circumstances may invest up to 20% of its net assets in "temporary investments," but may invest without limit in temporary investments during temporary defensive periods in order to limit the exposure of its portfolio to market risk from temporary imbalances of supply and demand or other temporary circumstances affecting the municipal market. Each Fund will seek to make temporary investments in short-term securities the interest on which is exempt from regular federal income tax, but may be subject to California state income tax. If suitable federally tax-exempt temporary investments are not available at reasonable prices and yields, a Fund may make temporary investments in taxable securities whose interest is subject to both California state and federal income taxes. A Fund will invest only in those taxable temporary investments that are either U.S. Government securities or are rated within the two highest [grade] grades by Moody's [or], S&P or Fitch, and
                 ---                 ------                -     --------
mature within one year from the date of purchase or carry a variable or floating rate of interest. A Fund will not be in a position to achieve its investment objective of tax-exempt income to the extent it invests in taxable temporary investments. See the Statement of Additional Information for further information about the temporary investments in which the Funds may invest.

                             * * * * * * * * * * *

Each of the Funds, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of that Fund:

                             * * * * * * * * * * *

     (12) [Invest more than 5% of its total assets in securities of unseasoned issuers which, together with their predecessors, have been in operation for less than three years;]

                             * * * * * * * * * * *

    [(14) Invest more than 10% of its total assets in repurchase agreements maturing in more than seven days, "illiquid" securities (such as non-negotiable CDs) and securities without readily available market quotations;]

                             * * * * * * * * * * *

[It is a fundamental policy of each Fund, which cannot be changed without the approval of the holders of a majority of shares of such Fund, that a Fund will not hold securities of a single bank, including securities backed by a letter of credit of such bank, if such holdings would exceed 10% of the total assets of such Fund.]

                             * * * * * * * * * * *

ANNEX D

CONSIDERATIONS RELATING TO FINANCIAL FUTURES AND OPTION CONTRACTS

The Fund may purchase and sell financial futures contracts, options on financial futures or related options for the purpose of hedging its portfolio securities against declines in the value of such securities, and to hedge against increases in the cost of securities the Fund intends to purchase. To accomplish such hedging, the Fund may take an investment position in a futures contract or in an option which is expected to move in the opposite direction from the position being hedged. Futures or options utilized for hedging purposes would either be based on an index of long-term Municipal Obligations (i.e., those with remaining maturities averaging 15-30 years) or relate to debt securities whose prices are anticipated by Nuveen Advisory to correlate with the prices of the Municipal Obligations owned by the Fund. The sale of financial futures or the purchase of put options on financial futures or on debt securities or indexes is a means of hedging against the risk that the value of securities owned by the Fund may decline on account of an increase in interest rates, and the purchase of financial futures or of call options on financial futures or on debt securities or indexes is a means of hedging against increases in the cost of the securities the Fund intends to purchase as a result of a decline in interest rates. Writing a call option on a futures contract or on debt securities or indexes may serve as a hedge against a modest decline in prices of Municipal Obligations held in the Fund's portfolio, and writing a put option on a futures contract or on debt securities or indexes may serve as a partial hedge against an increase in the value of Municipal Obligations the Fund intends to acquire. The writing of such options provides a hedge to the extent of the premium received in the writing transaction. Regulations of the Commodity Futures Trading Commission ("CFTC") applicable to the Fund require that transactions in futures and options on futures be engaged in only for bona-fide hedging purposes, or if the aggregate initial margin deposits and premiums paid by that Fund do not exceed 5% of the market value of the Fund's assets. The Fund will not purchase futures unless it has segregated cash, government securities or high grade liquid debt equal to the contract price of the futures less any margin on deposit, or unless the long futures position is covered by the sale of a put option. The Fund will not sell futures unless the Fund owns the instruments underlying the futures or owns options on such instruments or owns a portfolio whose market price may be expected to move in tandem with the market price of the instruments or index underlying the futures. In addition, the Fund is subject to the tax requirement that less than 30% of its gross income may be derived from the sale or disposition of securities held for less than three months. With respect to its engaging in transactions involving the purchase or writing of put and call options on debt securities or indexes, the Fund will not purchase such options if more than 5% of its assets would be invested in the premiums for such options, and it will only write "covered" or "secured" options, wherein the securities or cash required to be delivered upon exercise are held by the Fund, with such cash being maintained in a segregated account. These requirements and limitations may limit the Fund's ability to engage in hedging transactions.

Description of Financial Futures and Options. A futures contract is a contract between a seller and a buyer for the sale and purchase of specified property at a specified future date for a specified price. An option is a contract that gives the holder of the option the right, but not the obligation, to buy (in the case of a call option) specified property from, or to sell (in the case of a put option) specified property to, the writer of the option for a specified price during a specified period prior to the option's expiration. Financial futures contracts and options cover specified debt securities (such as U.S. Treasury securities) or indexes designed to correlate with price movements in certain categories of debt securities. At least one exchange trades futures contracts on an index designed to correlate with the long-term municipal bond market. Financial futures contracts and options on financial futures contracts are traded on exchanges regulated by the CFTC. Options on certain financial instruments and financial indexes are traded in securities markets regulated by the Securities and Exchange Commission. Although futures contracts and options on specified financial instruments call for settlement by delivery of the financial instruments covered by the contracts, in most cases positions in these contracts are closed out in cash by entering into offsetting, liquidating or closing transactions. Index futures and options are designed for cash settlement only.

Risks of Futures and Options Transactions. There are risks associated with the use of futures contracts and options for hedging purposes. Investment in futures contracts and options involves the risk of imperfect correlation between movements in the price of the futures contract and options and the price of the security being hedged. The hedge will not be fully effective where there is imperfect correlation between the movements in the two financial instruments. For example, if the price of the futures contract moves more than the price of the hedged security, a Fund will experience either a loss or gain on the future which is not completely offset by movements in the price of the hedged securities. Further, even where perfect correlation between the price movements does occur, a Fund will sustain a loss at least equal to the commissions on the financial futures transaction. To compensate for imperfect corrections, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts.

Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contract can result in substantial unrealized gains or losses. Because the Fund will engage in the purchase and sale of financial futures contracts solely for hedging purposes, however, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset in whole or in part by increases in the value of securities held by the Fund or decreases in the price of securities the Fund intends to acquire.

The Fund expects to liquidate a majority of the financial futures contracts they enter into through offsetting transactions on the applicable contract market. There can be no assurance, however, that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In such situations, if a Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge its portfolio effectively and may expose the Fund to risk of loss. The Fund will enter into a futures position only if, in the judgment of Nuveen Advisory, there appears to be an actively traded secondary market for such futures contracts.

The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved the daily limit on a number of consecutive trading days.

The successful use of transactions in futures also depends on the ability of Nuveen Advisory to forecast the direction and extent of interest rate movements within a given time frame. To the extent these prices remain stable during the period in which a futures contract is held by the Fund or moves in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

The ability of the Fund to engage in transactions in futures contracts may be limited by the tax requirement that it have less than 30% of its gross income derived from the sale or other disposition of stock or securities held for less than three months. Gain from transactions in futures contracts will be taxable to a Fund's shareholders partially as short-term and partially as long-term capital gain.

            ---- Please fold at perforation before detaching ----

--------------------------------------------------------------------------------
NUVEEN MARYLAND TAX-FREE VALUE FUND                                PROXY BALLOT

COMMON SHARES
PROXY SOLICITED BY THE BOARD OF TRUSTEES
FOR SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 12, 1996

The undersigned hereby appoints Anthony T. Dean, Timothy R. Schwertfeger, James
J. Wesolowski, and Gifford R. Zimmerman, each of them, with full power of substitution, Proxies for the undersigned to represent and vote the common shares of the undersigned at the Special Meeting of Shareholders of Nuveen Maryland Tax-Free Value Fund (the "Fund") to be held on December 12, 1996, or any adjournment or adjournments thereof:

1. Election of Trustees:
   NOMINEES: Robert P. Bremner, Lawrence H. Brown, Anthony T. Dean, Anne E. Impellizzeri, Margaret K. Rosenheim, Peter R. Sawers,
   William J. Schneider, Timothy R. Schwertfeger.

2. Approval of a change in the Fund's classification from "diversified" to "non-diversified".

3. Approval of proposed changes to the Fund's fundamental investment policies.

4. Approval of an Agreement and Plan of Reorganization.

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

------------------------------------------------------------------------------
You are encouraged to specify your choices by marking the appropriate boxes ON THE REVERSE SIDE. If you do not mark any boxes, your Proxy will be voted in accordance with the Board of Trustees' recommendations. Please sign, date and return this Proxy card promptly using the enclosed envelope.
------------------------------------------------------------------------------

                               SEE REVERSE SIDE
                                                                        NUV-MD

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR ALL NOMINEES AND THE PROPOSALS:       Please mark your votes as in this example.   /X/
----------------------------------------------------------------------------------------------------------------------------------
1.    ELECTION OF TRUSTEES:               / / FOR              / / WITHHOLD authority         / / WITHHOLD authority to vote
      (SEE REVERSE FOR NOMINEES)              all nominees         to vote for all nominees       for nominees indicated below:

                                                                                                  -----------------------------
INSTRUCTIONS:
To grant authority to vote FOR ALL nominees, mark the box on the left above OR do not mark any box above.
To WITHHOLD authority to vote FOR ALL nominees, mark the box in the middle above.
To WITHHOLD authority to vote FOR ANY ONE OR MORE of the nominees, mark the box on the right above AND write each nominee's name in the space provided.
                                                                                                 FOR         AGAINST      ABSTAIN

2. APPROVAL OF A CHANGE IN THE FUND'S CLASSIFICATION FROM "DIVERSIFIED" TO "NON-DIVERSIFIED".   / /          / /          / /

3. APPROVAL OF PROPOSED CHANGES TO THE FUND'S FUNDAMENTAL INVESTMENT POLICIES.                  / /         / /          / /

4. APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION.                                           / /         / /          / /

5. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY
   PROPERLY COME BEFORE THE SPECIAL MEETING.
----------------------------------------------------------------------------------------------------------------------------------
THE SHARES TO WHICH THIS PROXY RELATES WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED FOR THE
ELECTION OF TRUSTEES AND FOR THE PROPOSALS SET FORTH ON THIS PROXY.

Please be sure to sign and date this Proxy.
---------------------------------------------------------------------------

Shareholder sign here  ________________________  Date _____________________

Co-owner sign here     ________________________  Date _____________________

NOTE: Please sign exactly as your
name appears on this Proxy. If signing
for estates, trusts or corporations,
title or capacity should be stated.
If shares are held jointly, each holder
should sign.

/ / BK NUV-TF                     NUV-MD